UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 5.03.

Item 8.01	Other Events

As previously reported, on September 29, 2020, Digimarc Corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with TCM Strategic Partners L.P. (the “Purchaser”) to issue and sell to Purchaser (the “Private Placement”) (i) 2,542,079 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) 16,970 shares (the “Series B Shares”) of the Company’s newly designated Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Convertible Preferred Stock”), for an aggregate purchase price of $53.5 million. The entry into the Subscription Agreement and completion of the purchase and sale of the Common Shares were reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 29, 2020 (the “Prior 8-K”), which is incorporated herein by reference.

On September 30, 2020, the Company filed the Articles of Amendment (as defined in the Prior 8-K) to designate the Series B Convertible Preferred Stock with the Secretary of State of Oregon.

On October 1, 2020, the Company and the Purchaser closed the issuance and sale of 16,970 Series B Shares, resulting in proceeds to the Company of $16.97 million. The Series B Shares were issued in a private placement exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Section 4(a)(2) thereof, and the shares of Common Stock issuable upon conversion of the Series B Shares will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2020

By:	/s/ Robert P. Chamness
Robert P. Chamness
Executive Vice President, Chief Legal Officer and Secretary